UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2010 (October 28, 2010)

CHINA SHENGDA PACKAGING GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148232	26-15594574
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 2 Beitang Road
Xiaoshan Economic and Technological Development Zone
Hangzhou, Zhejiang Province 311215
People’s Republic of China
(Address of principal executive offices, including zip code)

86-571-82838805
(Registrant’s telephone number, including area code)

China Packaging Group Inc.
(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2010, the board of directors (the “Board”) of China Shengda Packaging Group Inc. (the “Company”), in accordance with Article III of the Company’s Amended and Restated Bylaws, increased the size of the Board of the Company from two to five. The Board then appointed Messrs. Yaoquan Zhang, Shun-Kuen Chan and Michael Zhang (the “Independent Directors”) to fill the newly created vacancies as independent directors of the Company. The Board also determined that each of the Independent Directors constitutes an “independent director” as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules (the “NADAQ Listing Rules”).

Yaoquan Zhang
Mr. Yaoquan Zhang will serve as chairman of the governance and nominating committee. Mr. Yaoquan Zhang has more than 20 years of experience in the paper packaging industry. Mr. Zhang is currently the Vice President of China Packaging Federation and President of Zhejiang Province Paper Packaging Industry Technology Center. He has held these positions since 2005. Mr. Zhang graduated from Huadong Institute of Technology with a Bachelor’s Degree.

Shun-Kuen Chan
Mr. Shun-Kuen Chan will serve as chairman of the audit committee. Mr. Shun-Kuen Chan is a certified practicing accountant and a member of Australian Society of Certified Practising Accountants. He is also an associate member of the Hong Kong Institute of Certified Public Accountants. Since 2008, Mr. Chan has served as President of The Institute of Certified Finance & Responsible Officers in Hong Kong. Mr. Chan is currently the managing director of Sino Resources Investment Fund, a position he has held since April 2009. From November 2007 to March 2009, he was Investment Director of Development Principles Group where he was in charge of getting companies listed in Hong Kong. From June 2006 to October 2007, he was Senior Vice President of KGI Capital Asia Limited. From December 2003 to June 2006, Mr. Chan was Director of KCG Securities Asia Limited. Mr. Chan graduated from University of Wolverhampton, England with a Bachelor’s Degree in Law and Macquarie University, Sydney, Australia with a Bachelor’s Degree in Economics. He also received a Master’s Degree in Commerce from the University of New South Wales, Australia.

Michael Zhang
Mr. Michael Zhang will serve as chairman of the compensation committee. Mr. Michael Zhang has over 18 years of experience in internal audit, external audit and risk management. Since January 2010, Mr. Zhang has been the Vice President and SOX Project Director of A-Power Energy Generation Systems Ltd. He has also served as Executive Director of Beijing Kingstar Consulting Firm Limited since September 2009 and as an independent director of Well-Tech (Changzhou) Electronic Technology Co., Ltd. since May 2009. From August 2007 to May 2009, Mr. Zhang was Executive Director of Business Risk Services with Ernst & Young (China) Advisory Limited. From April 2005 to April 2007, he was the Director of Enterprise Risk Services with Deloitte Touche Tohmatsu CPA Ltd. Mr. Zhang graduated from Northwest University with a Bachelor Degree in Computational Mathematics. He received a Master’s Degree in Quantitative Economics from Renmin University and an MBA in Finance from Hong Kong Chinese University. Mr. Zhang is a certified internal auditor.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Impendent Director that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on November 1, 2010 announcing the appointment of the Independent Directors of the Company is attached hereto as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2010, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to change the name of the Company from “China Packaging Group Inc.” to “China Shengda Packaging Group Inc.” A copy of the Certificate of Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Company intends to obtain a new CUSIP number for the Company’s common stock.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 1, 2010, the Board adopted a Code of Ethics. The Code of Ethics applies to all employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will be posted on the corporate governance page of the Company's website at http://www.cnpti.com as soon as practicable.

Item 8.01.	Other Events

On November 1, 2010, the Board, including the Independent Directors, established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Mr. Shun-Kuen Chan was appointed as the Chair of the Audit Committee; Mr. Michael Zhang was appointed as the Chair of the Compensation Committee; and Mr. Yaoquan Zhang was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Mr. Shun-Kuen Chan possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 5605(c)(2)A) of the NASDAQ Listing Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company's website at http://www.cnpti.com as soon as practicable.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

14.1	China Shengda Packaging Group Inc. Code of Ethics, adopted November 1, 2010.
99.1	China Shengda Packaging Group Inc. Press Release dated November 1, 2010 announcing the appointments of the Independent Directors.
99.2	China Shengda Packaging Group Inc. Certificate of Amendment to Articles of Incorporation, filed with the Secretary of State of the State of Nevada on October 28, 2010.
99.3	China Shengda Packaging Group Inc. Audit Committee Charter, adopted November 1, 2010.
99.4	China Shengda Packaging Group Inc. Compensation Committee Charter, adopted November 1, 2010.
99.5	China Shengda Packaging Group Inc. Governance and Nominating Committee Charter, adopted November 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shengda Packaging Group Inc.

Date: November 2, 2010	By: /s/ Daliang Teng
Name: Daliang Teng
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	China Shengda Packaging Group Inc. Code of Ethics, adopted November 1, 2010.
99.1	China Shengda Packaging Group Inc. Press Release dated November 1, 2010 announcing the appointments of the Independent Directors.
99.2	China Shengda Packaging Group Inc. Certificate of Amendment to Articles of Incorporation, filed with the Secretary of State of the State of Nevada on October 28, 2010.
99.3	China Shengda Packaging Group Inc. Audit Committee Charter, adopted November 1, 2010.
99.4	China Shengda Packaging Group Inc. Compensation Committee Charter, adopted November 1, 2010.
99.5	China Shengda Packaging Group Inc. Governance and Nominating Committee Charter, adopted November 1, 2010.